UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	October 7, 2025

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-3247 (Commission File Number)	16-0393470 (I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York (Address of principal executive offices)	14831 (Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	GLW	New York Stock Exchange (NYSE)
3.875% Notes due 2026	—	New York Stock Exchange (NYSE)
4.125% Notes due 2031	—	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2025, the Board of Directors (the “Board”) of Corning Incorporated (the “Company”) elected Ms. Ami Badani as a director of the Company, effective immediately, and appointed her to the Information Technology Committee and the Finance Committee.

Ms. Badani’s compensation will be consistent with that provided to all non-employee directors in accordance with the Company’s non-employee director compensation practices described in “Proposal 1 - Election of Directors - Director Compensation” of the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 21, 2025.

The Company’s Nominating and Corporate Governance Committee had recommended and nominated Ms. Badani as a director candidate. There is no arrangement or understanding pursuant to which Ms. Badani was appointed to the Board. There are no family relationships between Ms. Badani and any director or executive officer of the Company, and Ms. Badani has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Board determined that Ms. Badani qualifies as “independent” in accordance with the New York Stock Exchange’s listing standards.

The press release issued by Corning on October 8, 2025 announcing the appointment of Ms. Badani to the Board is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Report:

Exhibit Number	Description
99.1	Press Release dated October 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNING INCORPORATED

By:	/s/ Melissa J. Gambol
Name:	Melissa J. Gambol
Title:	Vice President and Corporate Secretary

Date: October 8, 2025